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EXHIBIT 99.1          NOT TO BE USED BY BENEFICIAL OWNERS
                      SEE PROSPECTUS, QUESTIONS 5, 6 AND 8

                                                          AUTHORIZATION FORM FOR
                                                          SUMMIT PROPERTIES INC.
                                                       DIVIDEND REINVESTMENT AND
                                                             STOCK PURCHASE PLAN
                                                          ----------------------

                                           THIS FORM, WHEN COMPLETED AND SIGNED,
                                                            SHOULD BE MAILED TO:
                                                       FIRST UNION NATIONAL BANK

IS THIS ACCOUNT FOR AN EXISTING SHAREHOLDER?  YES [ ]  NO [ ]
                                                 1525 WEST W.T. HARRIS BOULEVARD
                                                        CHARLOTTE, NC 28288-1153
                                                ATTENTION: SHAREHOLDER RELATIONS
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
1.   ACCOUNT REGISTRATION.
     Complete only one section:  Print clearly in CAPITAL LETTERS.
     A. Individual or Joint Account
     Owner's Name:
                          -------------------------------------------------------------------------------------
     Owner's Social Security No.
     (used for tax reporting)
     [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
     Joint Owner's Name:
                          -------------------------------------------------------------------------------------
     Joint Owner's Social Security No.                       The account will be registered "Joint Tenants with
     (used for tax reporting)                                Rights of Survivorship" unless you check another
                                                             option below:
     [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]                           [ ] Tenants in common
                                                             [ ] Tenants by entirety
                                                             [ ] Community Property
     B. Gift Transfer to a Minor (UGMA/UTMA)
        Custodian's Name:
                          -------------------------------------------------------------------------------------
        Minor's Name:
                          -------------------------------------------------------------------------------------
                  Minor's Social Security No.                                       Donor's
            (REQUIRED)                                                               State
     [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]                                                   [ ][ ]

     C. Trust (Please check only one of the trustee types) [ ] Person as trustee  [ ] Organization as trustee
        Trustee: Individual or organization name:
                                                  -------------------------------------------------------------
        and Co-trustee's name, if applicable:
                                              -----------------------------------------------------------------
        Name of Trust:
                        ---------------------------------------------------------------------------------------
        For the benefit of:
                            -----------------------------------------------------------------------------------
        Trust Taxpayer I.D. No.: [ ][ ]-[ ][ ][ ][ ][ ][ ][ ] Trust Date: [ ][ ]/[ ][ ]/[ ][ ] Donor's State: [ ][
     ]

     D. Organization or Business Entity (check one):  [ ] Corporation  [ ] Partnership  [ ] Other
        Name of Entity:
                          -------------------------------------------------------------------------------------
        Taxpayer I.D. No.: [ ][ ]-[ ][ ][ ][ ][ ][ ][ ]
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2.   ADDRESS

     --------------------------------------------------------------------------------------------------------------
     Mailing Address (including apartment or box number)

     --------------------------------------------------------------------------------------------------------------
     City                                                                            State                      Zip
     Home Phone  Work Phone
     ( - - -) - - -- - - - -  ( - - -) - - -- - - - -
     For mailing address outside the United States:
     --------------------------------------------------------------------------------------------------------------
     County of Residence                              Province                               Routing or Postal Code
     I hereby appoint First Union National Bank, or its successor as appointed by Summit Properties Inc. (the
     "Company"), as my agent, subject to the terms and conditions of the Company's Dividend Reinvestment and Stock
     Purchase Plan (the "Plan"). I wish to participate in the Plan as directed below.
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
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3.   CASH PURCHASE (Make checks payable to "First Union National Bank -- Summit Properties, Inc. DRSPP")
     [ ] As a current registered shareholder I wish to make an optional cash payment. Enclosed is my check or money order for $ ------. (Minimum $100 with the maximum not to exceed $10,000 per month, except by seeking the
     Company's permission for a greater investment amount through the separate submission of the Request for Waiver
     Form.)
     [ ] As a new investor I wish to enroll in the Plan by making an initial cash purchase. Enclosed is my check or money order for $ ------. (Initial investment must be at least $100 not to exceed $10,000, except by seeking the Company's permission for a greater investment amount through the separate submission of the Request for
     Waiver Form.)
AS A NEW INVESTOR YOU MUST ALSO COMPLETE SECTIONS 1, 2, 4 & 6.
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4.   INVESTMENT OPTIONS
     Please enroll my shares in the Plan as indicated below.
     [ ] A. I AM A CURRENT REGISTERED SHAREHOLDER DESIRING FULL DIVIDEND REINVESTMENT --
            Please apply dividends on all shares of the Company's Stock registered in my name, held in my Plan account, or acquired with optional cash payments (except as otherwise designated in (C) below), to the purchase of additional shares of the Company's common stock.
     [ ] B. I AM A CURRENT REGISTERED SHAREHOLDER DESIRING PARTIAL DIVIDEND REINVESTMENT --
            Please apply the dividends on ----------- shares of the Company's Stock registered in my name, held in my Plan account, or acquired with optional cash payments (except as otherwise designated in (C) below), to the purchase of additional shares of the Company's common stock.
     [ ] C. I WISH TO MAKE OPTIONAL CASH PAYMENTS --
            Dividends on Plan Shares acquired through optional cash payments will be:
            [ ] paid directly to me.
            [ ] enrolled in the Full Dividend Reinvestment Program.
            [ ] enrolled in the Partial Dividend Reinvestment Program in the amount of ------------- shares.
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5.   SAFEKEEPING
     COMMON STOCK CERTIFICATES DEPOSITED FOR SAFEKEEPING IN YOUR ACCOUNT MUST BE IN THE SAME REGISTRATION AS YOUR
     PLAN ACCOUNT.
     [ ] Please accept the enclosed certificate(s) for safekeeping and dividend reinvestment. Enclosed are ----
     share certificates (be careful to insert number).
     THE ENCLOSED CERTIFICATES SHOULD BE SENT BY CERTIFIED OR REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.
CERTIFICATE NUMBER                  NO. OF SHARES        CERTIFICATE NUMBER               NO. OF SHARES
---------------------------------   ------------------   -------------------------------  ------------------
---------------------------------   ------------------   -------------------------------  ------------------
---------------------------------   ------------------   -------------------------------  ------------------
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
6.   ACCOUNT AUTHORIZATION SIGNATURE (REQUIRED); SELECT ONE:
     [ ] REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (SUBSTITUTE FORM W-9)
     I am a citizen or a resident alien. I certify, under
     penalties of perjury, that (1) the taxpayer identification number in Section 1 is correct (or I am waiting for a number to be issued to me) and (CROSS OUT THE FOLLOWING IF NOT
     TRUE) (2) I am not subject to backup withholding because:
     (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am
     subject to backup withholding as a result of a failure to
     report all interest or dividends, or (c) the IRS has
     notified me that I am no longer subject to backup
     withholding.
     [ ] CERTIFICATE OF FOREIGN STATUS (SUBSTITUTE FORM W-8)
     I am an exempt foreign citizen. I certify, under penalties of perjury, that for dividends, I am not a U.S. citizen or resident alien (or I am filing for a foreign corporation,
     partnership, estate, or trust) and I am an exempt foreign
     person. I have entered in Section 2 of this enrollment form the country where I reside permanently for income-tax
     purposes.
     [ ] FOR ORGANIZATIONS AND BUSINESS ENTITIES EXEMPT FROM BACKUP WITHHOLDING
     I qualify for exemption and my account will not be subject to tax reporting and backup withholding.
MY/OUR SIGNATURE(S) BELOW INDICATES I/WE HAVE READ THE COMPANY'S
DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN AS SET FORTH IN THE
ACCOMPANYING PROSPECTUS, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED,
AND I/WE AGREE TO THE TERMS THEREIN AND HEREIN.

------------------------------------------------------------  ---------------------------------------
Signature of Owner                                            Date (month,date,year)
------------------------------------------------------------  ---------------------------------------
Signature of Joint Owner                                      Date (month, date, year)
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